SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): July 17, 2003


                              INVACARE CORPORATION
                              --------------------
             (Exact Name of Registrant as Specified in its Charter)


                                      OHIO
                 (State or Other Jurisdiction of Incorporation)


            0-12938                                  95-2680965
      -------------------                       -------------------
     (Commission File No.)                (IRS Employer Identification No.)


               One Invacare Way, P.O. Box 4028, Elyria, Ohio 44036
              ----------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (440) 329-6000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
Item 7.   Financial Statements and Exhibits.

    (c)   Exhibits

          99.1  Press Release, dated July 17, 2003.

Item 9.   Regulation FD Disclosure.

          On July 17, 2003, Invacare Corporation issued a press release announcing results for the second quarter of fiscal year 2003. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

          Invacare Corporation is furnishing this information under "Item 9. Regulation FD Disclosure" and under "Item 12. Results of Operations and Financial Condition" of this Current Report in accordance with SEC Release No. 33-8216.

          The attached press release contains a non-GAAP measure. The company has provided a reconciliation of the non-GAAP measure to the most directly comparable GAAP measure in the press release.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Invacare Corporation

                                        By: /s/ Gregory C. Thompson
                                        ---------------------------
                                        Gregory C. Thompson
                                        Senior Vice President and
                                        Chief Financial Officer



Date:  July 17, 2003

                                 EXHIBIT INDEX


Exhibit                 Description of Exhibit
-------                 ----------------------
99.1                    Press Release, dated July 17, 2003.